UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

ABLEST INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10893 (Commission File Number)	65-0978462 (I.R.S. Identification No.)

1901 Ulmerton Road, Suite 300, Clearwater, Florida (Address of principal executive offices)	33762 (Zip Code)

(727) 299-1200 (Registrant’s telephone number, including area code)

SIGNATURE
EXHIBIT LIST
Ex-99.1 April 30, 2003 Press Release

Item 7.     Financial Statements and Exhibits

     (c)       Exhibits

Exhibit No.	Description

99.1	Press Release dated April 30, 2003 issued by Ablest Inc.

Item 9.     Regulation FD Disclosure

     The information contained in this Item 9 of the Current Report is being furnished pursuant to Item 12, Results of Operations and Financial Condition, of Form 8-K in accordance with SEC Release No. 33-8216.

     The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On April 30, 2003, Ablest Inc. issued a press release announcing financial results for the quarter ended March 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ablest Inc.

April 30, 2003	By:	/s/ Vincent J. Lombardo Vincent J. Lombardo, Vice President, Chief Financial Officer, Treasurer and Secretary

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EXHIBIT LIST

The following exhibit is filed herewith.

Exhibit No.	Description

99.1	Press Release dated April 30, 2003 issued by Ablest Inc.

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